Boston Trust Midcap Fund
Boston Trust Small Cap Fund
Walden Small Cap Innovations Fund
Each a series of The Coventry Group
Supplement dated October 26, 2009
to the Prospectus Dated August 1, 2009
The Boston Trust Midcap Fund, Small Cap Fund and Walden Small Cap Innovations Fund have revised their redemption fee policies. Effective November 1, 2009, the Funds will not assess a redemption fee in connection with an automatic rebalancing in certain asset allocation, wrap fee, 401(k) and other similar accounts. Accordingly, the following exemption is added to the list of redemptions and exchanges exempt from the redemption fee on page 49 of the prospectus:
•	redemptions in connection with asset allocation programs that offer automatic re-balancing; wrap-fee accounts and similar types of accounts or programs; and certain types of 401(k) or other retirement accounts that provide default investment options.
This Supplement and the prospectus dated August 1, 2009 provide the information a prospective investor ought to know before investing and should be retained for future reference. The Statement of Additional Information dated August 1, 2009 has been filed with the Securities and Exchange Commission, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-282-8782 extension 7050.